Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Iron Horse Acquisition II Corp. (the “Company”) on Form 10-K for the year ended November 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, William Caragol, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2026	By:	/s/ William Caragol
		Name:	William Caragol
		Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)